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                                                                    Exhibit 99.1

                  CERTIFICATION PURSUANT TO 18 U.S.C. (S)1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     I, Gilberto M. Duarte, Jr., Chief Financial Officer of World Airways, Inc. (the "Company"), certify pursuant to 18 U.S.C. (S)1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1) the Annual Report on Form 10-K of the Company for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. (S)78m); and

     2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          A signed original of this written statement required by Section 906 has been provided to World Airways, Inc and furnished to the Securities and Exchange Commission or its staff upon request.

          Date:    3/27/2003

                                  /s/ Gilberto M. Duarte, Jr.
                                  ----------------------------------------------
                                  Gilberto M. Duarte, Jr.
                                  Chief Financial Officer of World Airways, Inc.